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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  July 1, 1999
                                  ------------
                Date of Report (Date of Earliest Event Reported)



                            RFS HOTEL INVESTORS, INC.
             (Exact Name of Registrant as Specified in Its Charter)


          Tennessee                     0-22164                  62-1534743
       ----------------                ---------              ---------------
(State or Other Jurisdiction      (Commission File No.)      (I.R.S. Employer
      of Incorporation)                                     Identification No.)

                       850 Ridge Lake Boulevard, Suite 220
                            Memphis, Tennessee 38120
                          ----------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (901) 767-7005
                          ----------------------------
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
                         ------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.         OTHER EVENTS.

J. William Lovelace resigned as President of RFS Hotel Investors, Inc. (the "Company") and as a member of the Company's Board of Directors effective July 1, 1999. Robert M. Solmson, Chairman of the Board of Directors and Chief Executive Officer of the Company, has been appointed President of the Company effective July 1, 1999.

ITEM 7.         EXHIBITS

Exhibit 10.1    Press Release Relating to Resignation of J. William Lovelace





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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       RFS HOTEL INVESTORS, INC.




July 7, 1999                           /s/ Michael J. Pascal
                                       -----------------------------------------
                                       Michael J. Pascal
                                       Secretary, Treasurer and Chief Financial
                                       Officer









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